UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9540 Towne Center Drive, Suite 100

San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 450-9009

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 13, 2009, BakBone Software Incorporated (“the Company”) closed its acquisition (the “Merger”) of ColdSpark, Inc. (“ColdSpark”) pursuant to the terms of the previously announced Agreement and Plan of Merger dated May 11, 2009 by and among the Company, a wholly owned subsidiary of the Company and ColdSpark, among others.

On May 14, 2009, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the Merger. The sole purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma financial information required by Item 9.01 on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following audited financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Independent Auditors’ Reports

•	Balance Sheets as of December 31, 2008 and December 31, 2007

•	Statements of Operations for each of the two years ended December 31, 2008

•	Statements of Stockholder’s Equity (Deficit) for each of the two years ended December 31, 2008

•	Statements of Cash Flows for each of the two years ended December 31, 2008

•	Note to the Financial Statements

The following unaudited financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Balance Sheet as of March 31, 2009

•	Statements of Operations for each of the three month periods ended March 31, 2008 and 2009

•	Statements of Cash Flows for each of the three month periods ended March 31, 2008 and 2009

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is attached hereto as Exhibit 99.4 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2009

•	Unaudited Pro Forma Combined Statements of Operations for the year ended March 31, 2009

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.

2.1 (1)	Agreement and Plan of Merger, dated May 11, 2009, by and among BakBone Software Incorporated, Chickasaw Acquisition Corporation, Chickasaw Acquisition Corporation II, ColdSpark, Inc. and Tom Neustaetter as stockholder representative. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

23.1	Consent of Mayer Hoffman McCann P.C.

23.2	Consent of Gordon, Hughes & Banks, LLP

99.1*	Press Release of BakBone Software Incorporated issued on May 14, 2009.

99.2	Audited Financial statements listed in Item 9.01(a)

99.3	Unaudited Interim Financial statements listed in Item 9.01(a)

99.4	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2009.
*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2009. Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED

July 27, 2009	By:	/s/ Steve Martin
Steven Martin
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1 (1)	Agreement and Plan of Merger, dated May 11, 2009, by and among BakBone Software Incorporated, Chickasaw Acquisition Corporation, Chickasaw Acquisition Corporation II, ColdSpark, Inc. and Tom Neustaetter as stockholder representative. Certain schedules and exhibits referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

23.1	Consent of Mayer Hoffman McCann P.C.

23.2	Consent of Gordon, Hughes & Banks, LLP

99.1*	Press Release of BakBone Software Incorporated issued on May 14, 2009.

99.2	Audited Financial statements listed in Item 9.01(a)

99.3	Unaudited Interim Financial statements listed in Item 9.01(a)

99.4	Unaudited Pro Forma Financial Information listed in Item 9.01(b)

(1)	Incorporated by reference from Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2009.
*	Previously furnished as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2009. Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.